PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 ROUTE 206 NORTH
                          GLADSTONE, NEW JERSEY 07934
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 25, 2006

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation will be held at Fiddler's Elbow Country Club, 811 Rattlesnake Bridge Road, Bedminster Township, New Jersey, on Tuesday, April 25, 2006, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

1. Election of thirteen directors to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified.

2. The approval of the Peapack-Gladstone Financial Corporation 2006 Long-Term Stock Incentive Plan, which generally provides the Board of Directors the authority to grant stock options, stock appreciation rights and restricted stock for a maximum of 400,000 shares of common stock to selected officers, key employees, independent contractors and non-employee directors of Peapack-Gladstone and any subsidiary of Peapack-Gladstone.

3. Such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 13, 2006, are entitled to receive notice of, and to vote at, the meeting.

         You are urged to read carefully the attached proxy statement relating to the meeting.

         Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Corporate Secretary of Peapack-Gladstone prior to the meeting. If you attend the meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Corporate Secretary of the meeting prior to the voting of such proxy.

                       By Order of the Board of Directors

                               ANTOINETTE ROSELL,
                               CORPORATE SECRETARY

Gladstone, New Jersey
March 24, 2006

               YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 ROUTE 206 NORTH
                           GLADSTONE, NEW JERSEY 07934


                                 PROXY STATEMENT
                              DATED MARCH 24, 2006


                       GENERAL PROXY STATEMENT INFORMATION

         This proxy statement is furnished to the shareholders of Peapack-Gladstone Financial Corporation ("Peapack-Gladstone") in connection with the solicitation by the Board of Directors of Peapack-Gladstone of proxies for use at the Annual Meeting of Shareholders to be held at Fiddler's Elbow Country Club, 811 Rattlesnake Bridge Road, Bedminster Township, New Jersey on Tuesday, April 25, 2006 at 2:00 p.m. local time. This proxy statement is first being mailed to shareholders on approximately March 24, 2006.

                               VOTING INFORMATION

Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of, and to vote at, the meeting is March 13, 2006. Only shareholders of record as of the record date will be entitled to notice of, and to vote at, the meeting.

         On the record date, 8,271,605 shares of Peapack-Gladstone's common stock, no par value, were outstanding and eligible to be voted at the meeting. Each share of Peapack-Gladstone's common stock is entitled to one vote.

Required Vote

         The election of directors requires the affirmative vote of a plurality of Peapack-Gladstone's common stock voted at the meeting, whether voted in person or by proxy. The approval of Peapack-Gladstone Financial Corporation 2006 Long-Term Stock Incentive Plan requires the affirmative vote of a majority of Peapack-Gladstone's common stock voted at the meeting, whether voted in person or by proxy. At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable New Jersey law and Peapack-Gladstone's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but otherwise do not count.

         All shares represented by valid proxies received pursuant to this solicitation will be voted FOR the election of the 13 nominees for director who are named in this proxy statement and FOR the approval of Peapack-Gladstone Financial Corporation 2006 Long-Term Stock Incentive Plan, unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the meeting, the persons named as proxies will vote upon such matters according to their discretion.

Revocability of Proxy

         Any shareholder giving a proxy has the right to attend and to vote at the meeting in person. A proxy may be revoked prior to the meeting by filing a later-dated proxy or a written revocation if it is sent to the Corporate
Secretary of Peapack-Gladstone, Antoinette Rosell, at 158 Route 206 North, Gladstone, New Jersey, 07934, and is received by Peapack-Gladstone in advance of the meeting. A proxy may be revoked at the meeting by filing a later-dated proxy or a written revocation with the Corporate Secretary of the meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the Board of Peapack-Gladstone and the costs of the solicitation will be borne by Peapack-Gladstone. In addition to the use of the mails, proxies may be solicited personally or by telephone, e-mail or facsimile transmission by directors, officers and employees of Peapack-Gladstone and its Subsidiaries who will not be specially compensated for such solicitation activities. Peapack-Gladstone will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and Peapack-Gladstone may reimburse them for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                              DIRECTOR INFORMATION

         Peapack-Gladstone's certificate of incorporation and by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by resolution of Peapack-Gladstone's Board of Directors. The Board has currently fixed the number of directors at 13 and the Board is presently comprised of 13 members. Directors are elected annually by the shareholders for one-year terms. Peapack-Gladstone's Nominating Committee has recommended to the Board the 13 current directors for reelection to serve for one-year terms expiring at Peapack-Gladstone's 2007 Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

         Unless a shareholder indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

         The following table sets forth the names and ages of the Board's nominees for election, the nominees' position with Peapack-Gladstone (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of Peapack-Gladstone. The nominee's prior service as a director includes prior service as a director of Peapack-Gladstone Bank (the "Bank") prior to the formation of the holding company.


                                                NOMINEES FOR ELECTION AS DIRECTORS
      Name and Position                      Director                             Principal Occupation or
    With Peapack-Gladstone          Age       Since                            Employment for Past Five Years
====================================================================================================================================
Anthony J. Consi, II                60        2000           Senior Vice President of Finance and Operations, Weichert Realtors

Pamela Hill                         68        1991           President of Ferris Corp., a real estate management company

T. Leonard Hill                     94        1944           Chairman Emeritus of the Board of Peapack-Gladstone and the Bank;
                                                             previously Chairman of Peapack-Gladstone and the Bank; Chairman of
                                                             Ferris Corp., a real estate management company.

Frank A. Kissel                     55        1989           Chairman and CEO of Peapack-Gladstone and the Bank; previously
Chairman and CEO                                             President and CEO of Peapack-Gladstone and the Bank.

John D. Kissel                      53        1987           Real Estate Broker, Turpin Real Estate, Inc.

James R. Lamb                       63        1993           Principal of James R. Lamb, P.C., Attorney at Law.

Edward A. Merton                    65        1981           President of Merton Excavating and Paving Co.

F. Duffield Meyercord               59        1991           Partner of Carl Marks Advisory Group, LLC; President, Meyercord
                                                             Advisors, Inc.

John R. Mulcahy                     67        1981           Retired, previously President of Mulcahy Realty and Construction.

Robert M. Rogers,                   47        2002           President and COO of Peapack-Gladstone and the Bank; previously
President and COO                                            Executive Vice President and COO of Peapack-Gladstone and the Bank

Philip W. Smith, III                50        1995           President, Phillary Management, Inc., a real estate management company.

Craig C. Spengeman,                 50        2002           President, PGB Trust and Investments, a division of the Bank and
President, PGB Trust and                                     Executive Vice President of Peapack-Gladstone; previously Executive
Investments                                                  Vice President and Senior Trust Officer of Peapack-Gladstone and the
                                                             Bank

Jack D. Stine                       84        1976           Retired.  Trustee, Proprietary House Association.

T. Leonard Hill is the father of Pamela Hill. Frank A. Kissel and John D. Kissel are brothers.

Recommendation and Vote Required on Proposal 1

         Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1.

                              CORPORATE GOVERNANCE
General

         The business and affairs of Peapack-Gladstone are managed under the direction of the Board of Directors. Members of the Board are kept informed of Peapack-Gladstone's business through discussions with the Chairman and Peapack-Gladstone's other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. All members of the Board also served as directors of Peapack-Gladstone's subsidiary bank, Peapack-Gladstone Bank, during 2005. The Board of Directors of Peapack-Gladstone held six meetings during 2005. During 2005, all directors of Peapack-Gladstone attended no fewer than 75% of the total number of meetings of Peapack-Gladstone's Board and meetings of committees on which such director served. It is Peapack-Gladstone's policy to encourage director attendance at the Annual Meeting absent a compelling reason such as illness. Last year, all but one director attended the Annual Meeting.

         Our Board of Directors believes that the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements. The Board has adopted corporate governance principles, which the Board and senior management believe promote this purpose. We periodically review these governance principles, the rules and listing standards of the American Stock Exchange (the "AMEX") and Securities and Exchange Commission (the "SEC") regulations.

Director Independence

         The Board has determined that a majority of the directors and all current members of the Nominating, Compensation, and Audit Committees are "independent" for purposes of Section 121 of the American Stock Exchange Company Guide, and that the members of the Audit Committee are also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 803 of the American Stock Exchange Company Guide. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. The independent directors are Anthony J. Consi, II, James R. Lamb, Edward A. Merton, F. Duffield Meyercord, John R. Mulcahy, Philip W. Smith, III, and Jack D. Stine.


         To assist it in making determinations of independence, the Board has concluded that the following transactions or relationships are immaterial and that a director whose only transactions or relationships with Peapack-Gladstone fall within these categories is independent:

         o A loan made by the Bank to a director, his or her immediate family member or an entity affiliated with a director or his or her immediate family member, or a loan personally guaranteed by such persons if such loan (i) complies with state and federal regulations on insider loans, where applicable; and (ii) is not classified by the Bank's credit committee or by any bank regulatory agency which supervised the Bank as substandard, doubtful or loss.

         o A deposit, trust, insurance brokerage, securities brokerage or similar customer relationship between Peapack-Gladstone or its Subsidiaries and a director, his or her immediate family member or an affiliate of his or her immediate family member if such relationship is on customary and usual market terms and conditions.

         o The employment by Peapack-Gladstone or its Subsidiaries of any immediate family member of the director if the employee serves below the level of a senior vice president.

         o Annual contributions by Peapack-Gladstone or its Subsidiaries to any charity or non-profit corporation with which a director is affiliated if the contributions do not exceed an aggregate of $20,000 in any calendar year and the contribution is made in the name of Peapack-Gladstone.

         o Purchases of goods or services by Peapack-Gladstone or any of its Subsidiaries from a business in which a director or his or her immediate family member is a partner, shareholder or officer, if the director or his or her immediate family member own five percent or less of the equity interests of that business and do not serve as an executive officer of the business.

         o Purchases of goods or services by Peapack-Gladstone, or any of its Subsidiaries, from a director or a business in which the director or his or her immediate family member is a partner, shareholder or officer if the annual aggregate purchases of goods or services from the director, his or her immediate family member or such business in the last calendar year does not exceed the greater of $60,000 or two percent of the gross revenues of the business.

         o Fixed retirement benefits paid or payable to a director either currently or on retirement.

Executive Sessions of Non-Management Directors

         Our Corporate Governance Principles require the Board to provide for at least semi-annual executive sessions to include non-management directors. At least once a year, the Board holds an executive session including only independent directors. Peapack-Gladstone's Board has chosen to rotate the presiding director for each meeting among the Chairperson of the Audit, Compensation, and Nominating Committees.

Shareholder Communication with Directors

         The Board of Directors has established the following procedures for shareholder communications with the Board of Directors:

         o  Shareholders  wishing  to  communicate  with the Board of  Directors should send any communication to Board of Directors, Peapack-Gladstone Financial Corporation, c/o Antoinette Rosell, Corporate Secretary, at 158 Route 206 North, Gladstone, New Jersey, 07934. Any such communication should state the number of shares owned by the shareholder.

         o The Corporate Secretary will forward such communication to the Board of Directors or as appropriate to the particular Committee Chairman, unless the communication is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.

         o The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by any Board member, and shall regularly review all such communications with the Board or the appropriate Committee Chairman.

         The Board of Directors has also established the following procedures for shareholder communications with the rotating chairman of the executive sessions of the non-management directors of the Board:

         o Shareholders wishing to communicate with the presiding director of executive sessions should send any communication to the presiding director of executive sessions, Peapack-Gladstone Financial Corporation, c/o Antoinette Rosell, Corporate Secretary, at 158 Route 206 North, P.O. Box 178, Gladstone, New Jersey, 07934. Any such communication should state the number of shares owned by the shareholder.

         o The Corporate Secretary will forward such communication to the then presiding director, unless the communication is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the non-management directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.

         o The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by the presiding director of executive sessions, and shall regularly review all such communications with the presiding director at the next meeting.

Committees of the Board of Directors

         In 2005, the Board of Directors maintained an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee
---------------

         Mr. Consi serves as Chair of the Audit Committee. Other members of the Audit Committee are Messrs. Stine, Mulcahy and Smith. The Audit Committee met nine times during 2005.

         The Board of Directors has determined that at least one member of the Audit Committee meets the American Stock Exchange standard of being financially sophisticated. The Board of Directors has also determined that Mr.
Consi meets the SEC criteria of an "audit committee financial expert."

         The Audit Committee operates pursuant to a charter. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors. Other responsibilities of the Audit Committee pursuant to the charter include: reviewing the scope and results of the audit with our independent auditors; reviewing with management and our independent auditors Peapack-Gladstone's interim and year-end operating results including press releases; considering the appropriateness of the internal accounting and auditing procedures of Peapack-Gladstone; considering our outside auditors' independence; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the accounting firm which conducts the internal audit functions for Peapack-Gladstone; and reviewing the response of management to those reports. The Audit Committee reports to the full Board concerning pertinent matters coming before it.

Nominating Committee
--------------------

         Peapack-Gladstone's Nominating Committee consists of Messrs. Smith (Chair), Consi, Lamb, Merton, Meyercord, Mulcahy and Stine. The Nominating Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Nominating Committee reviews qualifications of and recommends to the Board candidates for election as director of Peapack-Gladstone and the Bank, considers the composition of the Board, recommends committee assignments, and discusses management succession for the Chairman and the CEO positions. The Nominating Committee develops corporate governance principles which include director qualifications and standards; director responsibilities; director orientation and continuing education; limitations concerning service on other boards; director access to management and records, criteria for annual self-assessment of the Board, its committees, management and the effectiveness of their functioning. The committee is also charged with reviewing the Board's adherence to the Corporate Governance Principles and the Code of Business Conduct and Ethics. The Nominating Committee reviews recommendations from shareholders regarding corporate governance and director candidates. The procedure for submitting recommendations of director candidates is set forth below under the caption "Nomination of Directors." The Nominating Committee met three times during 2005.

Compensation Committee
----------------------

         Peapack-Gladstone's Compensation Committee consists of Messrs. Meyercord (Chair), Stine, Merton and Consi. The Compensation Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Compensation Committee determines CEO compensation, sets general compensation levels for all officers and employees and sets specific compensation for executive officers. It also administers our stock option plans and makes awards under those plans. The Board has approved its charter, which delegates to the Compensation Committee the responsibility to recommend Board compensation. During 2005, the Compensation Committee met six times.

Nomination of Directors

         Nominations for director may be made only by the Board of Directors or a committee of the Board or by a shareholder of record entitled to vote. The Board of Directors has established minimum criteria for members of the Board.

         These include:

         o Directors are encouraged to live and/or work in the communities served by Peapack-Gladstone's subsidiary bank.

         o Directors shall beneficially own or agree to acquire at least $25,000 (market value) of Peapack-Gladstone stock.

         o Directors shall be experienced in business, shall be financially literate and shall be respected members of their communities.

         o Directors shall be of high ethical and moral standards and have sound personal finances.

         o A Director may not serve on the Board of directors of any other bank that serves the same market area as Peapack-Gladstone and may only serve on the boards of three other publicly-traded companies.

         o If there is a vacancy, the Nominating Committee shall evaluate the qualifications of persons who may be recommended to it as potential candidates based on information the Committee may deem relevant.

         The Nominating Committee has adopted a policy regarding consideration of director candidates recommended by shareholders. The Nominating Committee will consider nominations made by shareholders. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and supporting materials to our Corporate Secretary not less than 120 days nor more than 150 days prior to the first anniversary of the date of the preceding year's annual meeting. The shareholder wishing to propose a candidate for consideration by the Nominating Committee must have significant stake in Peapack-Gladstone. To qualify for consideration by the Nominating Committee, the shareholder submitting the candidate must demonstrate that he or she has been the beneficial owner of at least one percent of Peapack-Gladstone's outstanding shares for a minimum of one year prior to the submission of the request. In addition, the Nominating Committee has the right to require any additional background or other information from any director candidate or the recommending shareholder, as it may deem appropriate. For our annual meeting in the year 2007, we must receive this notice on or after November 27, 2006, and on or before December 27, 2006. The following factors, at a minimum, are considered by the Nominating Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

         o appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

         o if the Committee deems it applicable, whether the candidate would be able to read and understand fundamental financial statements and considered to be financially sophisticated as described in the AMEX rules, or considered to be an audit committee financial expert as defined pursuant to the Sarbanes-Oxley Act of 2002;

         o if the Committee deems it applicable, whether the candidate would be considered independent under the AMEX rules and the Board's additional independence guidelines set forth in Peapack-Gladstone's Corporate Governance Principles;

         o  demonstrated   character   and   reputation,   both   personal   and
            professional, consistent with that required for a bank director;

         o  willingness to apply sound and independent business judgment;

         o  ability to work productively with the other members of the Board;

         o availability for the substantial duties and responsibilities of a Peapack-Gladstone director; and

         o meets the additional criteria set forth in Peapack-Gladstone's Corporate Governance Principles.

         You can obtain a copy of the full text of our policy regarding shareholder nominations by writing to Antoinette Rosell, Corporate Secretary, 158 Route 206 North, P.O. Box 178, Gladstone, New Jersey 07934.

Code of Business Conduct and Ethics and Corporate Governance Principles

         Peapack-Gladstone has adopted a Code of Business Conduct and Ethics, which applies to Peapack-Gladstone's principal executive officer, principal financial officer, principal accounting officer and to all other Peapack-Gladstone directors, officers and employees. The Code of Business
Conduct and Ethics is available in the Investor Relations section of Peapack-Gladstone's website located at www.pgbank.com. The Code of Business Conduct and Ethics is also available in print to any shareholder who requests it. Peapack-Gladstone will disclose any substantive amendments to or waiver from provisions of the Code of Business Conduct and Ethics made with respect to a director or executive officer on our website and to the extent required by AMEX and SEC rules, in a Current Report on Form 8-K.

         We have also adopted Corporate Governance Principles, which are intended to provide guidelines for the governance of Peapack-Gladstone by the Board and its committees. The Corporate Governance Principles are available at the Investor Relations section of Peapack-Gladstone's website located at www.pgbank.com.

                              DIRECTOR COMPENSATION

         Peapack-Gladstone pays its directors an $8,000 annual retainer for service on the Board, and $500 for each regular Bank Board meeting they attend and $400 for each committee meeting they attend. Committee Chairs and Audit Committee members receive an additional $2,000 annual retainer. The Audit Committee Chair receives an additional $16,000 annual retainer. The Compensation Committee Chair receives an additional $10,000 annual retainer and the Compensation Committee members receive an additional $1,000 annual retainer. Frank A. Kissel, Robert M. Rogers and Craig C. Spengeman, as full-time employees, were not compensated for services rendered as directors.

         The 1998 and 2002 Stock Option Plans for Outside Directors provide for the award of non-qualified stock options to each non-employee director. The plans provide that grants are made based upon recommendations from the Compensation Committee to the Board and a vote from the full Board. In 2005, there were no awards to the outside directors.

         Under each of the plans, the exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant. On December 8, 2005, the Board of Directors accelerated the vesting of 79,200 of the unvested stock options awarded to outside directors under the Corporation's 1998 and 2002 Stock Option Plans for Outside Directors.

         Peapack-Gladstone has a retirement plan for eligible non-employee directors of Peapack-Gladstone and/or its Subsidiaries. The plan provides 5 years of annual benefits to directors with 10 or more years of service, which commence after a director has retired from the Board. The annual benefit is equal to 25 percent of the director's final compensation and increases by 5 percent for each year of service in excess of 10. The maximum benefit is limited to 50 percent of final compensation. No director was credited with more than 10 years of service when the plan became effective, regardless of how long the person had served as director as of the effective date. If a director with 10 years of service ceases to be a director as a result of death or disability, or a director with 5 years of service ceases to be a director following a change in control, the director will be credited with a total of 15 years of service for plan purposes. In the event that the director dies prior to receipt of all benefits, the payments continue to the director's beneficiary or estate.

         Peapack-Gladstone has a nonqualified deferred compensation plan for non-employee directors covering retainer fees and the aggregate of all fees for service and attendance at Board and committee meetings. Participation is optional. As of January 1, 2005, the plan is frozen and no further contributions may be made. Interest is paid on the deferred fees equal to that which would have been credited if such deferred fees were invested in the Peapack-Gladstone Money Market Account, which yields 3.27 percent as of February 28, 2006. The provisions of the deferred compensation plan are designed to comply with certain rulings of the Internal Revenue Service under which the deferred amounts are not taxed until received. Under the deferred compensation plan, the directors who elect to defer their fees receive the fees either (i) in a lump sum on the first day of the calendar quarter following termination of service as director, or on the first day of a calendar quarter that is at least 5 years following the date of the original deferral election, or (ii) in substantially equal annual installments over a period of between 2 to 10 years, commencing in January of the calendar year following the calendar year during which the director ceases serving as director. In the event the director dies, within a reasonable period of time following his or her death, the amount credited to the director's deferred compensation account shall be paid in a lump sum to the director's beneficiary or estate.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

         The following table sets forth as of February 28, 2006 certain information as to beneficial ownership of each person known to Peapack-Gladstone to own beneficially more than 5 percent of the outstanding common stock of Peapack-Gladstone. The beneficial owner in the table below has sole voting and investment power as to all his shares.

                                      Number of Shares
Name of Beneficial Owner             Beneficially Owned        Percent of Class
================================================================================
James M. Weichert                         801,435                   9.69%

Stock Ownership of Directors and Executive Officers

         The following table sets forth as of February 28, 2006 the number of shares of Peapack-Gladstone's common stock beneficially owned by each of the directors/nominees, the executive officers of Peapack-Gladstone for whom individual information is required to be set forth in this proxy statement (the "named executive officers") pursuant to the regulations of the SEC, and by all directors and executive officers as a group.

                                        Number of Shares
Name of Beneficial Owner            Beneficially Owned (1)  Percent of Class (2)
Arthur F. Birmingham                        44,774  (3)              *
Garrett P. Bromley                          45,389  (4)              *
Anthony J. Consi, II                        73,503  (5)              *
Pamela Hill                                 87,455  (6)            1.05%
T. Leonard Hill                            165,479  (7)            1.99%
Frank A. Kissel                            143,448  (8)            1.72%
John D. Kissel                              61,158  (9)              *
James R. Lamb                               43,423  (10)             *
Edward A. Merton                            47,806  (11)             *
F. Duffield Meyercord                       43,444  (12)             *
John R. Mulcahy                             41,553  (13)             *
Robert M. Rogers                            57,267  (14)             *
Philip W. Smith, III                        48,486  (15)             *
Craig C. Spengeman                          60,190  (16)             *
Jack D. Stine                               44,128  (17)             *
All directors and executive officers     1,007,083                11.55%
as a group (15 persons)

NOTES:

*     Less than one percent

      (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

      (2) The number of shares of common stock used in calculating the percentage of the class owned includes shares of common stock outstanding as of February 28, 2006, and 379,658 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (3) This total includes 3,192 shares allocated to Mr. Birmingham under Peapack-Gladstone's Profit Sharing Plan and 36,508 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (4) This total includes 2,733 shares allocated to Mr. Bromley under Peapack-Gladstone's Profit Sharing Plan and 37,349 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (5) This total includes 19,502 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (6) This total includes 20,582 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (7) This total includes 114,595 shares owned by the Hill Family Trusts and 16,323 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (8) This total includes 3,348 shares owned by Mr. Frank A. Kissel's wife, 8,582 shares allocated to Mr. Kissel under Peapack-Gladstone's Profit Sharing Plan and 80,661 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (9) This total includes 1,609 shares owned by Mr. John D. Kissel's wife, 5,547 shares owned by Mr. Kissel's children and 22,582 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (10) This total includes 3,232 shares owned by Mr. Lamb's wife and 22,581 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (11) This total includes 22,582 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (12) This total includes 22,582 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (13) This total includes 1,831 shares owned by Mr. Mulcahy's wife and 17,728 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (14) This total includes 5,124 shares allocated to Mr. Rogers under Peapack-Gladstone's Profit Sharing Plan and 43,767 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (15) This total includes 6,771 shares owned by Mr. Smith's wife, 1,292 shares owned by Mr. Smith's children and 16,375 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (16) This total includes 841 shares owned by Mr. Spengeman's wife, 5,822 shares allocated to Mr. Spengeman under Peapack-Gladstone's Profit Sharing Plan and 45,164 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

      (17) This total includes 22,582 shares purchasable pursuant to options exercisable within 60 days of February 28, 2006.

                             EXECUTIVE COMPENSATION

General

         Executive compensation is described below in the tabular format mandated by the SEC.

Summary Compensation Table

         The following table summarizes all compensation earned in the past three years for services performed in all capacities for Peapack-Gladstone and its Subsidiaries with respect to the named executive officers.

                                                          SUMMARY COMPENSATION TABLE

                                                Annual Compensation                Long-Term Compensation Awards
                                      ---------------------------------------   -----------------------------------

                                                                   Other       Restricted    Securities                   All
                                                                   Annual         Stock      Underlying     LTIP         Other
       Name and                        Salary        Bonus      Compensation     Awards       Options/     Payouts    Compensation
  Principal Position         Year        ($)          ($)           ($)            ($)         SARs (#)      ($)           ($)
------------------------    ------    ----------    ---------   -------------   ----------   -----------   --------   -------------

Frank A. Kissel
Chairman of the Board       2005       300,500        90,150         --            --            --          --            5,977
  and CEO of Peapack-       2004       291,748       158,337         --            --          27,499        --           12,316
  Gladstone and the Bank    2003       283,250       127,463         --            --            --          --           10,791

Craig C. Spengeman
President of PGB Trust      2005       218,545        63,654         --            --            --          --            5,977
  and Investments           2004       212,180       104,854         --            --          21,999        --           12,316
  and Executive Vice        2003       206,000        82,400         --            --            --          --           10,791
  President of Peapack-
  Gladstone

Robert M. Rogers
President and COO of        2005       191,227        57,368         --            --            --          --            5,977
  Peapack-Gladstone         2004       185,658        82,464         --            --          21,999        --           11,178
  and the Bank              2003       180,250        72,100         --            --            --          --            9,750

Arthur F. Birmingham
Executive Vice              2005       163,909        49,172         --            --            --          --            5,954
President
  and CFO of Peapack-       2004       159,135        70,684         --            --          19,249        --            9,617
  Gladstone and the Bank    2003       155,200        61,800         --            --            --          --            8,430


Garrett P. Bromley
Executive Vice President    2005       143,222        42,966         --            --            --          --            5,246
                            2004       139,200        61,763         --            --          19,249        --            8,435
                            2003       134,423        54,000         --            --            --          --            7,335


Stock Option Grants in 2005

         No stock options were granted with respect to the named executive officers in 2005.

Aggregated Option Exercises in 2005 and Year-End Option Value

         The following table shows options exercised during 2005, and the value of unexercised options held at year-end 2005, by the named executive officers. Peapack-Gladstone did not use SARs as compensation in 2005.

                                         AGGREGATED OPTION/SAR EXERCISES IN THE
                                       LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                      Number of Securities
                                                                     Underlying Unexercised    Value of Unexercised In-
                                                                     Options/SARs at Fiscal    the-Money Options/SARs
                                                                          Year-End (#)         at Fiscal Year-End ($)(1)
                             Shares Acquired On                     -------------------------  ------------------------
        Name                    Exercise (#)   Value Realized ($)   Exercisable/Unexercisable  Exercisable/Unexercisable
------------------------------  ------------   ------------------   -------------------------  -------------------------
Frank A. Kissel                        --                 --                80,661/0                  637,876/0
Craig C. Spengeman                  2,566             66,023                45,164/0                  304,555/0
Robert M. Rogers                    5,996            130,473                43,767/0                  284,686/0
Arthur F. Birmingham                   --                 --                36,508/0                  217,027/0
Garrett P. Bromley                     75              1,211                37,349/0                  230,525/0

(1) Calculated on the basis of the closing price of Peapack-Gladstone common stock at December 30, 2005 of $27.90 per share, less the per share exercise price.

Savings and Profit Sharing Plans

         Peapack-Gladstone has established a qualified defined contribution plan under Section 401(k) (the "401(k) Plan") of the Internal Revenue Code of 1986, as amended (the "Code"), covering substantially all salaried employees over the age of twenty-one with at least twelve months' service and whose participation is not prohibited by the 401(k) Plan. Under the savings portion of the 401(k) Plan, employees may contribute up to fifteen percent of their pay to their elective account via payroll withholding. Annually, Peapack-Gladstone adds a matching contribution equal to fifty percent up to a maximum of $250 of the employee contribution. In addition, the Board may elect to make a discretionary contribution to the profit sharing part of the 401(k) Plan. The profit sharing portion is non-contributory and funds are invested in Peapack-Gladstone's common stock.

Pension Plan

         Peapack-Gladstone sponsors a non-contributory defined benefit pension plan that covers substantially all of Peapack-Gladstone's salaried employees. The benefits are based on an employee's compensation, age at retirement and years of service. It is the policy of Peapack-Gladstone to fund not less than the minimum funding amount required by the Employee Retirement Income Security Act.

         The following table sets forth the estimated annual benefits that an eligible employee would receive under Peapack-Gladstone's qualified defined benefit pension plan, assuming retirement at age 65 in 2004 and a straight life annuity benefit, for the remuneration levels (subject to an annual compensation limit of $210,000) and years of service shown.

                                      Years of Credited Service
                  --------------------------------------------------------------
  Renumeration       10         15         20         25         30        35
----------------  --------   --------   --------   --------   --------  --------
$ 50,000          $ 11,000   $ 16,500   $ 21,938   $ 27,334   $ 30,391  $ 32,575

 100,000            25,144     37,716     50,603     63,699     71,120    76,421

 150,000            39,353     59,029     79,377    100,173    111,957   120,375

210,000 and higher  53,561     80,341    108,151    136,647    152,795   159,541

         Messrs. Kissel, Spengeman, Rogers, Birmingham and Bromley have approximately 17, 21, 19, 10 and 9 years of credited service, respectively, under the pension plan as of January 1, 2006, and at age 65, would have 27, 36, 37, 21 and 13 years of credited service, respectively.

Employment Agreements

         Peapack-Gladstone and the Bank entered into employment agreements (the "Employment Agreements") with each of Frank A. Kissel, Craig C. Spengeman, Robert M. Rogers, Arthur F. Birmingham and Garrett P. Bromley as of January 1, 2006 for a period of one year to expire on December 31, 2006.

         The Employment Agreements provide, among other things, for (i) participation during the employment term in all compensation and employee benefits plans for which any salaried employees of Peapack-Gladstone are eligible, (ii) an annual base salary, (iii) annual increases to base salary, and
(iv) discretionary bonus payments with respect to each calendar year determined by the Board of Directors.

         If each executive's employment is terminated without cause, Peapack-Gladstone and the Bank shall pay the executive's base salary for a period equal to the longer of (A) the remainder of the term, or (B) one year from the effective date of such termination. In the event that Peapack-Gladstone and the Bank terminates the Executive's employment for cause or pursuant to retirement, permanent disability or death, Peapack-Gladstone and the Bank shall pay the Executive any earned but unpaid base salary as of the date of termination of employment. The Employment Agreements also include certain non-compete and non-solicitation provisions, which extend for two years following the executive's termination of employment.

Change-In-Control Arrangements

         Peapack-Gladstone and the Bank entered into Amended and Restated Change-in-Control Agreements with Frank A. Kissel, Craig C. Spengeman, Robert M. Rogers, Arthur F. Birmingham, and Garrett P. Bromley as of December 11, 2003, each of which provides for termination benefits in the event of a change in control of Peapack-Gladstone (as defined in the agreements). Pursuant to the agreements, under certain circumstances, Peapack-Gladstone and the Bank would be required to pay aggregate amounts equal to three times the highest annual salary and bonuses paid during any calendar year during the three years prior to the change in control plus continue certain health benefits. In the event that the severance payments and benefits under the agreements, together with any other parachute payments, would constitute an excess parachute payment under Section 280G of the Code, the payments would be increased in an amount sufficient to pay the excise taxes and other income and payroll taxes necessary to allow Messrs. Kissel, Spengeman, Rogers, Birmingham, and Bromley to retain the same net amount, after such taxes, as each was otherwise entitled to receive. Section 280G limits payments generally to three times the last five-year average W-2 compensation.

Life Insurance

         In addition to providing a term life insurance benefit to each of the named executive officers, Peapack-Gladstone also purchased bank owned life insurance ("BOLI") and entered into a Split-Dollar Plan, dated September 7, 2001, with the executive officers and certain other employees to provide current and post-employment life insurance in an amount which ranges from a minimum benefit of $25,000 to 2.5 times the executive's annual base salary. A life insurance benefit of 2.5 times a participant's annual base salary vests if prior to the termination of employment there is a change in control or the participant becomes disabled. A benefit of 2.5 times the participant's salary is paid if the participant dies while employed by Peapack-Gladstone. The participant also is entitled to a vested post-employment life insurance benefit based on years of service and the participant's age as of the date of termination of employment. This vested benefit ranges from a minimum of 1.0 times base annual salary at age 50 to a maximum of 2.5 times annual base salary at age 65, in each case after completion of 15 years of service. There is a minimum benefit of $25,000 if the participant does not reach the vesting levels. Except if the benefit vests because of a change in control, the participant's vested benefit may be forfeited if the participant solicits Peapack-Gladstone's employees or divulges certain confidential information.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires that Peapack-Gladstone's executive officers, directors and persons who own more than ten percent of a registered class of Peapack-Gladstone's common stock, file reports of ownership and changes in ownership with the SEC. Based upon copies of reports furnished by insiders, all Section 16(a) reporting requirements applicable to insiders during 2005 were satisfied on a timely basis.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors established a Compensation Committee, which has been charged with overseeing executive compensation practices at Peapack-Gladstone. Members of the Compensation Committee are Messrs. Meyercord (Chair), Stine, Merton and Consi. Decisions on compensation of executive officers have been made by the full Board of Directors based upon the recommendations of the Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank intends to purchase an undetermined amount of mortgage loans from Weichert Mortgage Company ("Weichert Mortgage") during 2006. Weichert Mortgage is wholly-owned by James M. Weichert, who beneficially owns 9.69 percent of Peapack-Gladstone's outstanding common stock. Anthony J. Consi is not a shareholder, officer, or director of Weichert Mortgage. Any purchases by the Bank from Weichert Mortgage will be on terms that are substantially the same, or at least as favorable to, the Bank as those offered by Weichert Mortgage to other unaffiliated entities. During 2005, the Bank purchased $191.8 million in mortgage loans from Weichert Mortgage. There are no guarantees that any purchases will be made in the future.

         In addition to the matters discussed above and discussed under the caption "Compensation Committee Interlocks and Insider Participation," directors and officers and their associates were customers of and had transactions with the Bank during the year ended December 31, 2005, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management of Peapack-Gladstone, did not involve more than normal risks of collectibility or present other unfavorable features.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report was prepared by the Compensation Committee of Peapack-Gladstone regarding executive compensation policy and its relation to Peapack-Gladstone's performance.

Compensation Review Process

         The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for the officers named in the compensation tables shown above and other executive officers of Peapack-Gladstone.

         In establishing compensation for executive officers, the Compensation Committee considers many factors including, but not limited to, the performance of Peapack-Gladstone, individual performance and peer group compensation practices. In considering the performance of Peapack-Gladstone, the Compensation Committee reviews the actual performance of Peapack-Gladstone in light of its annual budget, which includes expense items, deposit levels, loan growth, fee income and trust department management. Annual performance reviews of each officer together with salary studies prepared by the New Jersey Community Bankers Association are some of the sources of compensation information, which are utilized in determining executive compensation. Base salaries approximate the average base salaries paid by similar financial institutions for similar positions.

         During 2005, Mr. Frank A. Kissel served as Chairman and Chief Executive Officer of the Bank and Chairman and Chief Executive Officer of Peapack-Gladstone. Mr. Kissel's base salary for 2005 of $300,500 was set by the Board based on his performance in executing his responsibilities in those positions in 2004 and the performance anticipated from him in 2005 and future years. The Board also considered the objectives set by the Compensation Committee for 2005, the overall performance of Peapack-Gladstone and Mr. Kissel's ability to develop and motivate employees to meet Peapack-Gladstone's short and long-term objectives. Mr. Kissel's 2005 bonus of $90,150 was based on the completion of specified corporate projects for 2005 within a specified time and budget, the achievement of specified minimum financial ratios and the achievement of specified goals with respect to the Bank's financial performance and growth. Mr. Kissel was awarded no stock options in 2005.

         With respect to 2005 compensation for executive officers, the Compensation Committee based its recommendations, and the full Board based its actions, on the duties and responsibilities of the officer in question, the performance of Peapack-Gladstone and of the particular officer in 2004, and the performance anticipated from the officer in 2005 and future years. Bonuses for each executive officer were set based on goals set for the executive officer and for Peapack-Gladstone as a whole. The Chief Executive Officer set goals for each executive officer. During 2005, the other named executive officers received no stock option awards.

         Based upon current levels of compensation, Peapack-Gladstone is not affected by the provisions of Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation above $1 million for each of the five highest paid officers of Peapack-Gladstone. Certain forms of compensation are exempt from this deductibility limit, primarily performance based compensation, which has been approved by shareholders. Compensation under the 1998 Stock
Incentive Plan and the 2002 Stock Incentive Plan (but not restricted stock awards) is expected to be exempt.

         Detailed information relating to the named executive officers is shown in the compensation tables above.

                         F. DUFFIELD MEYERCORD, CHAIRMAN
                              ANTHONY J. CONSI, II
                                EDWARD A. MERTON
                                  JACK D. STINE

         The following graph compares the cumulative total return on a hypothetical $100 investment made on January 1, 2000 in: (a) Peapack-Gladstone's common stock; (b) the Russell 3000 Stock Index, and (c) the Keefe, Bruyette & Woods KBW 50 Index (top 50 U.S. banks). The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock.


                                 [GRAPH OMITTED]

                                                           Period Ending
                                    ----------------------------------------------------------
Index                               12/31/00  12/31/01  12/31/02  12/31/03  12/31/04  12/31/05
----------------------------------------------------------------------------------------------
Peapack-Gladstone Financial Corp.    100.00     93.18    175.28    176.68    200.42    180.47
Russell 3000                         100.00     88.54     69.47     91.04    101.92    108.16
KBW 50                               100.00     95.88     89.12    119.41    131.46    131.06

                          REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Peapack-Gladstone Financial Corporation:

         We have reviewed and discussed with management Peapack-Gladstone's audited financial statements as of and for the year ended December 31, 2005.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Peapack-Gladstone's Annual Report on Form 10-K for the year ended December 31, 2005.

THE AUDIT COMMITTEE

ANTHONY J. CONSI, II, CHAIRMAN
JOHN R. MULCAHY
PHILIP W. SMITH, III
JACK D. STINE

February 28, 2006


    PROPOSAL 2 - APPROVAL OF THE PEAPACK-GLADSTONE FINANCIAL CORPORATION 2006
                         LONG-TERM STOCK INCENTIVE PLAN

         The Board of Directors has approved for submission to Peapack-Gladstone's shareholders the Peapack-Gladstone Financial Corporation 2006 Long-Term Stock Incentive Plan (the "2006 Stock Incentive Plan"). The full text of the 2006 Stock Incentive Plan is attached to this Proxy Statement as Exhibit A and the following description of the 2006 Stock Incentive Plan is
---------
qualified  in its  entirety by  reference to Exhibit A. The purposes of the 2006
                                             ---------
Stock Incentive Plan are to provide additional incentive to those officers, key employees, and independent contractors of Peapack-Gladstone and its Subsidiaries, and certain non-employee members of the Board of Directors of Peapack-Gladstone whose substantial contributions are essential to the continued growth and success of Peapack-Gladstone's business in order to strengthen their commitment to Peapack-Gladstone and its Subsidiaries, to motivate such officers, employees, independent contractors and non-employee directors to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of Peapack-Gladstone. To accomplish such purposes, the Plan provides that Peapack-Gladstone may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights. Due to the structure of the 2006 Stock Incentive Plan, Peapack-Gladstone is expected to exempt from the deductibility limits of Section 162(m) of the Internal Revenue Code compensation earned from grants of stock options (but not restricted stock) under the Plan. Section 162(m) limits the deductibility of compensation paid in excess of $1 million per year for the five highest paid executives.

                           TYPES OF OPTIONS AND AWARDS

         The 2006 Stock Incentive Plan provides that a committee designated by the Board to administer the 2006 Stock Incentive Plan (the "Committee") may grant eligible employees incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. All options and awards to be granted under the 2006 Stock Incentive Plan are options for or awards relating to shares of Peapack-Gladstone's common stock. "Incentive stock options" to be granted under the 2006 Stock Incentive Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. "Non-qualified stock options" are those options, which when granted or due to subsequent disqualification, do not qualify as incentive stock options within the meaning of Section 422 of the Code.

                 SHARES SUBJECT TO THE 2006 STOCK INCENTIVE PLAN

         In approving the 2006 Stock Incentive Plan, the Board of Directors provided for the issuance under the 2006 Stock Incentive Plan of 400,000 shares. The maximum number of shares that may be issued or transferred pursuant to options or awards for incentive stock options, non-qualified stock options and stock appreciation rights will be 400,000.

         The 2006 Stock Incentive Plan provides that the Committee will conclusively determine the appropriate adjustments, if any, to the number of shares available and purchase price for stock options and awards in the case of a change in capitalization (as defined in the 2006 Stock Incentive Plan). Any such adjustment to shares subject to outstanding incentive stock options will be made in a manner as not to constitute a modification as defined by Section 425(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 425 of the Code.

                            TERMINATION AND AMENDMENT

         The 2006 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date. However, the Board of Directors has the right to terminate the 2006 Stock Incentive Plan at any time.

         The Board also has the right to amend the 2006 Stock Incentive Plan. However, without the approval of Peapack-Gladstone's shareholders no amendment may be made to the 2006 Stock Incentive Plan if the amendment would, except as provided under the 2006 Stock Incentive Plan for a change in capitalization, (a) increase the maximum number of shares as to which options or awards may be granted under the 2006 Stock Incentive Plan, or (b) change the class of persons eligible to participate.

         The rights under any option or award granted before any amendment to the 2006 Stock Incentive Plan may not be adversely affected by such amendment, except with the consent of the optionee or grantee, as the case may be.

                                 ADMINISTRATION

         The 2006 Stock Incentive Plan will be administered by the Committee. Each member of the Committee will be a non-employee director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an "outside director" within the meaning of Section 162(m) of the Code as it may be amended from time to time. A majority of the Committee will constitute a quorum and a majority of a quorum may authorize any action. No failure to be so qualified shall invalidate any option or award or any action or inaction under the 2006 Stock Incentive Plan.

         The Committee will have the power to identify each officer, key employee, director or independent contractor qualified to receive an option or award (an "optionee" or "grantee," respectively) and determine the number of shares subject to each option or award, the date of grant and the terms and conditions governing the option or award provided, however, that all grants to directors must be approved by the full Board of directors. The Committee (or with respect to directors, the Board) will also be charged with the responsibility of interpreting the 2006 Stock Incentive Plan and making all administrative determinations.

                                   ELIGIBILITY

         All officers, key employees and directors of Peapack-Gladstone or its Subsidiaries designated by the Committee (or with respect to directors, the Board) will be eligible to receive options or awards under the 2006 Stock Incentive Plan ("eligible employees"), but no person may receive any options or awards unless he is an employee of Peapack-Gladstone or a Subsidiary or a director or independent contractor, at the time the option or award is granted.

                      TERMS AND CONDITIONS OF STOCK OPTIONS

Term

         All options to be granted under the 2006 Stock Incentive Plan will be for such term as the Committee (or, with respect to directors, the Board) determines, provided that (i) all incentive stock options will not be exercisable after the expiration of ten years from the date granted, and (ii) all non-qualified stock options will not be exercisable after the expiration of ten years and one day from the date granted. The Committee may, subsequent to the granting of any option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence. The 2006 Stock Incentive Plan provides that any options which are intended to be incentive stock options and are granted to an optionee who owns more than 10% of Peapack-Gladstone's common stock (a "ten-percent shareholder") must have terms of five years or less. No incentive options may be granted to a director or independent contractor.

Purchase Price

         The 2006 Stock Incentive Plan provides that the purchase price shall be set forth in the grant agreement between the eligible employee and Peapack-Gladstone. The purchase price per share under each incentive stock option must not be less than 100% of the fair market value of a share at the time the option is granted (110% in the case of an incentive stock option granted to a ten-percent shareholder). The 2006 Stock Incentive Plan defines "fair market value" on any date generally, as the last sale price reported on the American Stock Exchange. On March 13, 2006, the last reported sale price of Peapack-Gladstone common stock was $26.80.

         The 2006 Stock Incentive Plan provides that the purchase price for shares purchased pursuant to the exercise of any option is payable in full at the time of exercise. The purchase price may be paid in cash, by check, or at the discretion of the Committee (or with respect to directors, the Board) and upon such terms and conditions as the Committee shall approve, by transferring shares to Peapack-Gladstone.

Exercise Period

         The 2006 Stock Incentive Plan provides that if a non-director optionee's employment or service terminates by reason of death or disability, the right of the optionee, his or her estate, beneficiary or representative to exercise the options will terminate three years following such termination of employment. If the termination of employment is due to the optionee's "retirement" (as defined in the 2006 Stock Incentive Plan), such options will be exercisable for period of 90 days, in the case of incentive stock options, and three years, in the case of non-qualified stock options, following such termination of employment. If an optionee's employment or service is terminated by the optionee, or terminates by reason of dismissal for "Cause" (as defined in the 2006 Stock Incentive Plan) the right of the optionee to exercise any outstanding, vested options will terminate on the date of such termination of employment. If an optionee's employment or service terminates without cause, the option will be exercisable for a period of 90 days following termination of employment, except that if an optionee's employment or service is terminated without cause and within 12 months of a change in control, non-qualified options will be exercisable for three years following the termination of employment or service.

         Upon death or termination of employment due to disability or retirement (each as defined in the 2006 Stock Incentive Plan), all options become immediately and fully exercisable for three years (but not beyond the term of the option).

         Upon the termination of a director's service as a member of the Board for any reason other than disability, change in control or death, the director's options shall be exercisable only as to those shares, which were immediately exercisable by the director at the date of termination. In the event of the death, retirement or disability of a director, all options held by the director shall become immediately exercisable. Upon termination of the director's service due to or within 12 months after a change in control, all options held by the director shall become immediately exercisable. Options granted to a director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the director ceases to serve as a director (for any reason other than cause).

Change In Control Provisions

         In the event of a change in control (as defined in the 2006 Stock Incentive Plan), all options not held by directors outstanding on the date of such a change of control shall become immediately and fully exercisable. For director options, following a change in control, all options shall become immediately exercisable and shall expire on the earlier of 120 months following the date of grant or three years following the termination of service on the Board.

         Following a change in control, the Board, in its sole discretion, shall have the right to terminate all options and awards and pay to the optionee the value of such options and awards.

                TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

Term

         All stock appreciation rights available for issuance under the 2006 Stock Incentive Plan will be for such term as the Committee (or with respect to directors, the Board) determines. If granted in connection with an option, such stock appreciation right will cover the same shares covered by the option (or such lesser number of shares as the Committee (or with respect to directors, the Board) may determine) and, except as provided below, be subject to the same term as the related option.

Exercise

         The 2006 Stock Incentive Plan provides that a stock appreciation right granted in connection with an option is exercisable only at such time or times and to the extent that the related option is exercisable. If such stock appreciation right is connected to an incentive stock option it will be exercisable only if the fair market value of a share on the date of exercise exceeds the purchase price of the related incentive stock option. The 2006 Stock Incentive Plan provides that a stock appreciation right unrelated to an option will contain such terms and conditions as to exercisability, vesting and duration as the Committee (or, with respect to directors, the Board) will determine, but in no event shall they have a term of greater than ten years. Upon the death, disability, or retirement of a grantee, all stock appreciation rights become immediately exercisable. Upon the retirement of a grantee, the stock appreciation rights held by the grantee will be exercisable for a period of 90 days following such termination of employment. Other exercise terms generally parallel those applicable to options.

Payment

         The 2006 Stock Incentive Plan provides that upon exercise of a stock appreciation right related to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the per share purchase price under the related option, by (B) the number of shares as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee (or, with respect to directors, the Board) may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the agreement evidencing the stock appreciation right at the time it is granted. The 2006 Stock Incentive Plan provides that upon exercise of a stock appreciation right unrelated to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the per share fair market value of a share on the date of the grant of the stock appreciation right, by
(B) the number of shares as to which such stock appreciation right is being exercised. The Committee (or, with respect to directors, the Board) has discretion to make such payments either solely in shares of Peapack-Gladstone's common stock in a number determined at their fair market value on the date of exercise of the stock appreciation right or in cash or in a combination of cash and shares.

Restrictions

         The 2006 Stock Incentive Plan provides that no stock appreciation right may be exercised before the date six months after the date it is granted, except in the event of death or disability of the grantee before the expiration of the six-month period.

Change In Control

         In the event of a change in control, subject to the restrictions immediately above, all stock appreciation rights shall become immediately and fully exercisable.

                    TERMS AND CONDITIONS OF RESTRICTED STOCK

Terms And Conditions

         The 2006 Stock Incentive Plan provides that upon granting a restricted stock award an agreement between the grantee and Peapack-Gladstone will set forth the restrictions, terms, and conditions of the award. Such agreement may require that an appropriate legend be placed on share certificates. Upon the grant of the restricted stock, the shares will be issued in the name of the grantee as soon as reasonably practicable after the purchase price, if any, is paid, and such shares will be deposited with the escrow agent pending termination of the restrictions which apply thereto. The 2006 Stock Incentive Plan provides that upon delivery of such shares to the escrow agent, the grantee will have all rights of a shareholder with respect to the shares, including the right to vote and the right to receive all dividends paid or made with respect to the shares, unless the Committee (or, with respect to directors, the Board), in its discretion, determines that such payment of dividends should be deferred.

         In the event of any stock dividend or stock split on restricted stock, new shares issued to the eligible employee will remain subject to the same restrictions.

         At the time of an award of shares of restricted stock, the Committee (or, with respect to directors, the Board) may, in its discretion, determine that the payment to the grantee of dividends, or a specified portion thereof, declared or paid on shares of restricted stock by Peapack-Gladstone will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such shares, in which case such dividends shall be paid over to the grantee, or (ii) the forfeiture of such shares in which case such dividends shall be forfeited to Peapack-Gladstone, and such dividends shall be held by Peapack-Gladstone for the account of the grantee until such time. In the event of such deferral, interest shall be credited on the amount of such dividends held by Peapack-Gladstone for the account of the grantee from time to time at such rate per annum as the Committee (or, with respect to directors, the Board), in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, will be made or forfeited upon the earlier to occur of the events specified in (i) and (ii).

Restrictions

         The 2006 Stock Incentive Plan provides that the restrictions upon the shares of restricted stock will lapse at the time or times and on the terms, conditions and satisfaction of performance criteria as the Committee (or, with respect to directors, the Board) determines as may be set forth in the agreement. Such restrictions will only lapse if the grantee on the date of the lapse is then and has continuously been an employee of Peapack-Gladstone or a Subsidiary from the date the award was granted. In the event of a change in control, all restrictions upon any shares of restricted stock lapse immediately and all such shares become fully vested in the grantee. In the event of termination of employment as a result of death, disability or retirement of a grantee, all restrictions upon shares of restricted stock awarded to such grantee will immediately lapse. The Committee (or, with respect to directors, the Board) may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon shares of restricted stock awarded. When the restrictions lapse, Peapack-Gladstone will deliver to the grantee a certificate for the number of shares of common stock without any legend or restrictions (except those required by federal or state securities laws) equivalent to the number of shares of restricted stock for which the restrictions have terminated.

          FEDERAL TAX CONSEQUENCES UNDER THE 2006 STOCK INCENTIVE PLAN

         The following is a summary of the federal income tax consequences of transactions under the 2006 Stock Incentive Plan, based on federal income tax laws in effect on January 1, 2006. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

         Pursuant to the 2006 Stock Incentive Plan, eligible employees may be granted the following benefits: incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards.

         Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to Peapack-Gladstone for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) Peapack-Gladstone will be entitled to deduct the amount of compensation income, which was taxed to the optionee for federal income tax purposes and if the amount represents an ordinary and necessary business expense of Peapack-Gladstone (the "ordinary and necessary test"). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by Peapack-Gladstone.

         If an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed in the same manner as the exercise of a non-qualified stock option, except if the termination is due to the death or disability of the employee where the options are exercised for up to a year after termination of employment by death or disability, the options will retain the favorable tax treatment for incentive options.

         Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the time of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change-in-control may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first becomes exercisable in any one year, the excess options are non-qualified options regardless of the characterization in the grant agreement.

         Non-Qualified Stock Options. Except as noted below, in the case of non-qualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) Peapack-Gladstone is entitled to a federal income tax deduction equal to the amount of income taxed to the optionee, subject to the ordinary and necessary test; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares.

         Stock Appreciation Rights. No income will be realized by a grantee in connection with the grant of a stock appreciation right. When the right is exercised, the grantee generally will be required to include in gross income as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares of common stock received on the exercise. At the same time, Peapack-Gladstone will be entitled to a deduction for federal income tax purposes equal to the amount included in the grantee's gross income by reason of the exercise, subject to satisfaction of the reporting requirements and the ordinary and necessary test.

         Upon disposition of common stock acquired upon the exercise of a stock appreciation right, appreciation (or depreciation) occurring after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares.

         Restricted Stock Awards. A recipient of restricted stock generally will not be subject to tax at the time the restricted stock is received, but it will be subject to tax at ordinary income rates on the excess of: 1) the fair market value of the restricted stock when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture, over 2) the amount (if any) paid for the stock by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will recognize taxable ordinary income in the year of receipt of the shares equal to the excess of the fair market value of such shares of restricted stock at the time of such transfer (determined without regard to the restrictions) over the purchase price (if any) of such restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock, plus the amount included in gross income upon the transfer.

         If the restricted shares subject to a Section 83(b) election are forfeited before they are vested, the recipient may be entitled to a capital loss for federal income tax purposes equal to the purchase price (if any) of the forfeited shares, but the recipient will not be entitled to a loss with respect to any income recognized as a result of the Section 83(b) election.

         With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis of such shares will generally be based on the fair market value of such shares on such date. However, if the recipient timely elects to be taxed as of the date of the transfer of shares, the holding period commences on such date and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). The recipient's employer generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to the ordinary and necessary test.

         Dividends on Restricted Stock. Dividends on restricted stock transferred to a participant in the 2006 Stock Incentive Plan which are paid prior to the time such stock becomes vested or transferable by the recipient will generally be treated as compensation which is taxable as ordinary income to the participant and will be deductible by Peapack-Gladstone, subject to satisfaction of the reporting requirements and the ordinary and necessary test. However, if the recipient of restricted stock makes a timely Section 83(b) election with respect to the stock, dividends paid on such stock will be treated as dividend income, which is taxable to the recipient at a lower tax rate than the ordinary income tax rate, but will not be deductible by Peapack-Gladstone.

         Stock Swaps. The 2006 Stock Incentive Plan provides that, with Peapack-Gladstone's permission, an optionee may transfer previously owned shares to Peapack-Gladstone to satisfy the purchase price under an option (a "stock swap"). Generally, if an optionee utilizes previously owned shares to purchase shares upon the exercise of an incentive stock option, the optionee will not realize any gain upon the exchange of the old shares for the new shares and will carry over into the same number of new shares the basis and holding period for the old shares. If the optionee purchases more shares than the number of old shares surrendered in the stock swap, the incremental number of shares received in the stock swap will have a basis of zero and a holding period beginning on the date of the exercise of the incentive stock option. If, however, shares acquired through the exercise of an incentive stock option are used in a stock swap prior to the end of the statutory holding period applicable to the old shares, the stock swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income. See "Incentive Stock Options," above.

         If a stock swap is used to exercise a nonqualified stock option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and the optionee will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the stock swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the stock swap. The Optionee's basis in those additional shares will be their fair market value taken into account in quantifying the Optionee's compensation income and the holding period for such shares will begin on the date of the stock swap.

Ordinary Income Tax Consequences

         Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 15% if the shares have been held for more than 12 months. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

         Ordinary Income Tax. Ordinary income earned by reason of non-qualified stock options and restricted stock is subject to tax at rates as high as 35% and also subject to FICA (Social Security and Medicare).

                       2006 STOCK INCENTIVE PLAN BENEFITS

         There were approximately 94 officers and 147 other employees of Peapack-Gladstone and its Subsidiaries as of December 31, 2005. Because the Committee has full discretion to determine who is a key employee, there is no way to predict how many employees may ultimately receive awards or options under the 2006 Stock Incentive Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof under the 2006 Stock Incentive Plan. No officers or other employees have received awards or will receive awards before the date of the shareholder meeting.

                             EQUITY COMPENSATION PLAN INFORMATION AT DECEMBER 31, 2005

                                                                                                      Number of securities
                                 Number of securities to be       Weighted-average exercise         remaining available for
                                  issued upon exercise of       price of outstanding options,     future issuance under equity
                               outstanding options, warrants         warrants and rights             (excluding securities
       Plan Category                   and rights (a)              compensation plans (b)          Reflected in column (a)) (c)
-----------------------------  -------------------------------  ------------------------------  ---------------------------------

Equity compensation
  plans approved by
  security holders                         638,893                            $22.70                           84,666

Equity compensation
  plans not approved by
  security holders                               0                                --                                0
                               -------------------------------  ------------------------------  ---------------------------------

           Total                           638,893                            $22.70                           84,666
                               ===============================  ==============================  =================================

Recommendation and Vote Required on Proposal 2

         Approval of the 2006 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on Proposal 2, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors appointed KPMG LLP as independent registered public accounting firm to examine Peapack-Gladstone's consolidated financial statements for the fiscal year ending December 31, 2005 and to render other professional services as required.

         Aggregate fees billed by Peapack-Gladstone's independent registered public accounting firm, KPMG LLP, for audit services related to the most recent two fiscal years, and for other professional services billed in the most recent two fiscal years, were as follows:

                Type of Service                   2005       2004
                ---------------                   ----       ----

                Audit Fees (1)                 $190,000    $245,000
                Audit-Related Fees (2)           23,000      22,000
                Tax Fees (3)                      4,500      36,900
                All Other Fees                       --          --
                                               --------------------
                Total                          $217,500    $303,900
                                               ====================

(1) Comprised of the audit of Peapack-Gladstone's annual financial statements and reviews of Peapack-Gladstone's quarterly financial statements, as well as statutory audits of Peapack-Gladstone's Subsidiaries, attest services, and consents to SEC filings. Also includes the audit of Peapack-Gladstone's internal control over financial reporting.
(2)  Comprised of fees for audit of retirement and 401(k) plans.
(3) Comprised of services for tax compliance, tax return preparation, tax advice, and tax planning.

                     AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

         The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the independent registered public accounting firm to Peapack-Gladstone. The policy requires that all services to be performed by KPMG LLP, Peapack-Gladstone's independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. All services rendered by KPMG LLP are permissible under applicable laws and regulations. Each new engagement of KPMG LLP was approved in advance by the Audit Committee.

                              SHAREHOLDER PROPOSALS

         New Jersey corporate law requires that the notice of shareholders' meeting (for either a regular or special meeting) specify the purpose or purposes of such meeting. Thus, any substantive proposals, including shareholder proposals, must be referred to in Peapack-Gladstone's notice of shareholders' meeting for such proposal to be properly considered at a meeting of Peapack-Gladstone.

         Proposals of shareholders which are eligible under the rules of the SEC to be included in Peapack-Gladstone's year 2007 proxy materials must be received by the Secretary of Peapack-Gladstone no later than November 25, 2006.

         If Peapack-Gladstone changes its 2007 Annual Meeting date to a date more than 30 days from the date of its 2006 Annual Meeting, then the deadline referred to in the preceding paragraph will be changed to a reasonable time before Peapack-Gladstone begins to print and mail its proxy materials. If Peapack-Gladstone changes the date of its 2007 Annual Meeting in a manner that alters the deadline, Peapack-Gladstone will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change or notify its shareholders by another reasonable means.

            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business that will be presented for consideration at the meeting other than that stated in this proxy statement. Should any other matter properly come before the meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         WHETHER YOU INTEND TO BE PRESENT AT THE MEETING OR NOT, YOU ARE URGED TO RETURN YOUR SIGNED PROXY PROMPTLY.

                       By Order of the Board of Directors

                                FRANK A. KISSEL,
                                    CHAIRMAN

Gladstone, New Jersey
March 24, 2006


PEAPACK-GLADSTONE'S ANNUAL REPORT FOR THE YEAR-ENDED DECEMBER 31, 2005 IS BEING MAILED TO THE SHAREHOLDERS WITH THIS PROXY STATEMENT. HOWEVER, SUCH ANNUAL
REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT DEEMED TO BE A PART OF THE PROXY SOLICITING MATERIAL.

                                    EXHIBIT A
                                    ---------

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                       2006 LONG-TERM STOCK INCENTIVE PLAN
                    (Adopted by Directors January 12, 2006) )
                    (Adopted by Shareholders April __, 2006)

1.    Purpose.  The purpose of the Plan is to provide  additional  incentive  to
      -------
      those officers, key employees and independent contractors of the Company and its Subsidiaries, and certain members of the Board of Directors of the Company whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers, employees, independent contractors and Directors to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights.

2.    Definitions. For purposes of this Plan:
      -----------

      (a) "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

      (b) "Award" means a grant of Restricted Stock or Stock Appreciation Rights, or either or both of them.

      (c)   "Bank" means Peapack-Gladstone Bank, a Subsidiary.

      (d)   "Board" means the Board of Directors of the Company.

      (e) "Cause" means an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding anything else herein to the contrary, in the event that an employee, Director or independent contractor is terminated or removed for Cause, or resigns at a time when Cause exists, or if, following termination, resignation or removal it is determined that Cause existed at the time of such termination, resignation or removal, then any and all Options and Awards will automatically be terminated and void as of the date that Cause arose, and no notice to that effect is required in order to effect that result.

      (f) "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

      (g) "Change in Control" means an event of a nature that: (1) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (2) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) consummation of regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the
            Company is not the resulting entity or such plan, merger, consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Company shall be distributed by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company; or (5) a tender offer is made for 25% or more of the voting securities of the Company.

      (h)   "Code" means the Internal Revenue Code of 1986, as amended.

      (i) "Committee" means a committee consisting solely of two (2) or more directors who are Non-Employee Directors (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) of the Company and outside directors as defined pursuant to Section 162(m) of the Code (as it may be amended from time to time) appointed by the Board to administer the Plan and to perform the functions set forth herein. Directors appointed by the Board to the Committee shall have the authority to act notwithstanding the failure to be so qualified.

      (j) "Company" means Peapack-Gladstone Financial Corporation, a New Jersey corporation.

      (k) "Director" means a member of the Board who is not also serving as an employee of the Company.

      (l) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee, independent contractor or Director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the individual's lifetime.

      (m) "Eligible Employee" means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

      (n) "Escrow Agent" means the escrow agent under the Escrow Agreement, designated by the Committee. The Bank may be appointed as the Escrow Agent.

      (o) "Escrow Agreement" means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

      (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (q) "Fair Market Value" means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

      (r) "Grantee" means a person to whom an Award has been granted under the Plan.

      (s)   "Incentive  Stock  Option"  means an Option  within  the  meaning of
            Section 422 of the Code.

      (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

      (u) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

      (v) "Optionee" means a person to whom an Option has been granted under the Plan.

      (w) "Parent" means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

      (x)   "Plan"  means  the  Peapack-Gladstone   Financial  Corporation  2006
            Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

      (y) "Restricted Stock" means Shares issued or transferred to an Eligible Employee or Director which are subject to restrictions as provided in Section 8 hereof.

      (z) "Retirement" means the retirement from active employment of an employee or officer, but only if such person meets all of the following requirements: (i) he has a minimum combined total of years of service to the Company or any Subsidiary (excluding service to any acquired company) and age equal to eighty (80), (ii) he is age sixty-two (62) or older, and (iii) he provides six (6) months prior written notice to the Company of the retirement. For Directors, the term "Retirement" shall mean the date on which the Director ceases to be a member of the Board after both attaining age sixty (60) and completing at least ten (10) years of service on the Board.

      (aa) "Shares" means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

      (ab) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

      (ac) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (ad)  "Successor  Corporation"  means  a  corporation,   or  a  parent  or
            subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 425(a) of the Code applies.

      (ae) "Ten-Percent Shareholder" means an eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Section 422(b)(6) of the Code.

3.    Administration.
      --------------

      (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall be a Non-Employee Director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an outside director as defined pursuant to Section 162(m) of the Code as it may be amended from time to time. No failure to be so qualified shall invalidate any Option or Award or any action or inaction under the Plan. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

      Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

      (1) to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

      (2) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares or rights, the purchase price per share, if any, of Restricted Stock and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

      (3) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

      (4) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan;

      (5) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

      Subject to the terms and conditions set forth herein, the Committee may, from time to time, recommend the grant of Options and Awards to the Directors in such numbers and upon such terms as it deems appropriate, but all such grants must be approved by the Company's Board of Directors.

4.    Stock Subject to Plan.
      ---------------------

      (a) The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is 400,000. The maximum number of Shares that may be issued or transferred pursuant to Options or Awards for Incentive Stock Options shall be 400,000. Upon a Change in Capitalization after the adoption of this Plan by the Board, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.

      (b) Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

      (c) Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

5.    Eligibility.  Subject to the  provisions of the Plan,  the Committee  (or,
      -----------
      with respect to Directors, the Board) shall have full and final authority to select those Eligible Employees and independent contractors who will receive Options and/or Awards, but no person shall receive any Options or Awards unless he or she is an employee of the Company or a Subsidiary, or a Director or independent contractor, at the time the Option or Award is granted.

6.    Stock Options.  The Committee  (or, with respect to Directors,  the Board)
      -------------
      may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

      (a)   Purchase  Price.  The  purchase  price or the  manner  in which  the
            ---------------
            purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and each Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted. Incentive Stock Options cannot be granted to Directors or independent contractors.

      (b)   Duration.  Options  granted  hereunder shall be for such term as the
            --------
            Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and
            (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted.

      (c)   Non-Transferability.   No   Option   granted   hereunder   shall  be
            -------------------
            transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

      (d)   Stock Options;  Vesting. Subject to Section 6(h) hereof, each Option
            -----------------------
            shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee or the Board as set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Upon the death, Disability or Retirement of an Optionee, all Options shall become immediately exercisable. Notwithstanding the foregoing, the Committee (or, with respect to Directors, the Board) may accelerate the exercisability of any Option or portion thereof at any time.

      (e)   Method of Exercise.  The exercise of an Option shall be made only by
            ------------------
            a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefore and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.

      (f)   Rights of Optionees.  No Optionee shall be deemed for any purpose to
            -------------------
            be the owner of any Shares  subject  to any Option  unless and until
            (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

      (g)   Termination of Employment.  In the event that an Optionee who is not
            -------------------------
            a Director ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

            (1) If the Optionee's termination of employment is due to his death or Disability, the Options shall become fully vested and shall be exercisable for a period of three years following such termination of employment, and shall thereafter terminate;

            (2) If the Optionee's termination of employment is by the Optionee (other than due to the Optionee's Retirement), the Option shall terminate on the date of the termination of employment;

            (3) If the termination of employment is due to the Optionee's Retirement, the Option shall become fully vested and shall be exercisable for 90 days (three years for an Option designated initially as a Nonqualified Stock Option); and

            (4) If the Optionee's termination of employment is for any other reason, the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate, except that with respect to an Option initially designated as a Nonqualified Stock Option, if the Optionee's termination of employment occurs within 12 months of a Change in Control, the Option shall be exercisable for three years following the termination of employment.

      Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option. Notwithstanding anything to the contrary in this Section 6(g), no Option shall be exercisable beyond the term of the Option.

      (h)   Termination  of Service for  Directors.  Upon the  termination  of a
            --------------------------------------
            Director's service as a member of the Board for any reason other than Disability, Change in Control or death, the Director's Options shall be exercisable only as to those Shares which were immediately exercisable by the Director at the date of termination. In the event of the death, Retirement or Disability of a Director, all Options held by the Director shall become immediately exercisable. Upon termination of the Director's service due to or within 12 months after a Change in Control, all Options held by the Director shall become immediately exercisable. Options granted to a Director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the Director ceases to serve as a Director (for any reason other than Cause).

      (i)   Effect of Change in  Control.  In the event of a Change in  Control,
            ----------------------------
            all Options (other than Options granted to Directors) outstanding on the date of such Change in Control shall become immediately and fully exercisable. Notwithstanding anything else herein to the contrary, in the event of a Change in Control, the Board in its sole discretion has the authority to terminate any and all Options and Awards, and to pay to the holder of the Options or Awards the value of such Options and Awards.

7.    Stock Appreciation  Rights.  The Committee may, in its discretion,  either
      --------------------------
      alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

      (a)   Time of Grant. A Stock Appreciation Right may be granted:
            -------------

            (i)   at any time if unrelated to an Option; or

            (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

      (b)   Stock Appreciation Rights Related to an Option.
            ----------------------------------------------

            (1)   Payment. A Stock Appreciation Right granted in connection with
                  -------
                  an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(3).

            (2)   Exercise.  Subject to Section 7(f), a Stock Appreciation Right
                  --------
                  granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

            (3)   Amount Payable.  Except as otherwise provided in Section 7(g),
                  --------------
                  upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

            (4) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Except as provided in Section 7(b)(v), (A) upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and (B) upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised.

            (5)   Simultaneous  Exercise of Stock Appreciation Right and Option.
                  -------------------------------------------------------------
                  The Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, subject to Section 7(f), upon exercise of such Option, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(3) or 7(g) hereof, as the case may be (or some percentage of such amount if so provided in the Agreement evidencing the Stock Appreciation Right), in addition to the Shares acquired pursuant to the exercise of the Option. If a Stock Appreciation Right Agreement contains an automatic exercise provision described in this Section 7(b)(5) and the Option or any portion thereof to which it relates is exercised within six (6) months from the date the Stock Appreciation Right is granted, such automatic exercise provision shall not be effective with respect to that exercise of the Option. The inclusion in an Agreement evidencing a Stock Appreciation Right of a provision described in this
                  Section 7(b)(5) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Agreement.

      (c)   Stock Appreciation  Rights Unrelated to an Option. The Committee may
            -------------------------------------------------
            grant to Eligible Employees and independent contractors (and the Board may grant to Directors) Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee or the Board shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the death, Disability or Retirement of a Grantee, all Stock Appreciation Rights shall become immediately exercisable. Upon the death or Disability of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of one (1) year following such termination of employment or service, and shall thereafter terminate. Upon the Retirement of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of ninety (90) days following such Retirement, and shall thereafter terminate. Except as otherwise provided in Section 7(g), the amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(3), except that "Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right" shall be substituted for "purchase price under the related Option."

      (d)   Method of Exercise.  Stock Appreciation Rights shall be exercised by
            ------------------
            a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

      (e)   Form of Payment.  Payment of the amount  determined  under  Sections
            ---------------
            7(b)(3) or 7(c), may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to
            Section 7(b)(3) or 7(c) to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

      (f)   Restrictions.  No Stock  Appreciation  Right may be exercised before
            ------------
            the date six (6) months after the date it is granted, except in the event that the death or Disability of the Grantee occurs before the expiration of the six-month period.

      (g)   Effect of Change in  Control.  In the event of a Change in  Control,
            ----------------------------
            subject to Section 7(f), all Stock Appreciation Rights shall become immediately and fully exercisable.

8.    Restricted Stock. The Committee (or, with respect to Directors, the Board)
      ----------------
      may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee or Board may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

      (a)   Rights of Grantee.
            -----------------

            (1) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee; provided, that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow
                  Agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 8(d), all dividends or other distributions paid or made with respect to the Shares.

            (2) If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

      (b)   Non-Transferability.  Until  any  restrictions  upon the  Shares  of
            -------------------
            Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

      (c)   Lapse of Restrictions.
            ---------------------

            (1) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee (or, when applicable, the Board) may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary (or a member of the Board) from the date the Award was granted, or unless the Committee sets a later date for the lapse of such restrictions.

            (2) In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof.

            (3) In the event of termination of employment (or termination of service as a Director) as a result of death, Disability or Retirement of a Grantee, all restrictions upon Shares of
                  Restricted Stock awarded to such Grantee shall thereupon immediately lapse. The Committee or Board may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder, unless the Committee or the Board sets a later date for the lapse of such restrictions.

      (d)   Treatment  of  Dividends.  At the  time of an  Award  of  Shares  of
            ------------------------
            Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 8(b) hereof, in which case such dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
            (i) and (ii) of the immediately preceding sentence, in the manner specified therein.

      (e)   Delivery of Shares.  When the restrictions  imposed hereunder and in
            ------------------
            the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee's legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to the Grantee and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect.

9.    Adjustment Upon Changes in Capitalization.
      -----------------------------------------

      (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefore, if applicable.

      (b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 425(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 425 of the Code.

      (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

10.   Effect of Certain  Transactions.  In the event of (i) the  liquidation  or
      -------------------------------
      dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of the Plan and the Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder.

11.   Release of Financial Information. A copy of the Company's annual report to
      --------------------------------
      shareholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company's shareholders. Upon request the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company's prior fiscal year.

12.   Termination and Amendment of the Plan. The Plan shall terminate on the day
      -------------------------------------
      preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 9 and 10 hereof, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

      (a) increase the number of Shares as to which Options or Awards may be granted under the Plan; or

      (b)   change the class of persons eligible to participate in the Plan.

      Except as otherwise provided herein, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be. In addition, no amendment shall be effective with respect to any Option or SAR to the extent that such amendment would be treated as a material modification under Section 409A of the Code.

13.   Non-Exclusivity  of the Plan.  The adoption of the Plan by the Board shall
      ----------------------------
      not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   Limitation of Liability.  As  illustrative of the limitations of liability
      -----------------------
      of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

      (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee or the Board;

      (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

      (c) limit in any way the right of the Company to terminate the employment or service of any person at any time; or

      (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

15.   Regulations and Other Approvals; Governing Law.
      ----------------------------------------------

      (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

      (b) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

      (c) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code (each as amended from time to time) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. Any provisions inconsistent with such Rule or Section shall be inoperative but shall not affect the validity of the Plan or any grants thereunder.

      (d) Except as otherwise provided in Section 12, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

      (e) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee.

      (f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

16.   Miscellaneous.
      -------------

      (a)   Multiple  Agreements.  The terms of each  Option or Award may differ
            --------------------
            from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

      (b)   Withholding  of Taxes.  The  Company  shall have the right to deduct
            ---------------------
            from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

      (c)   Designation of Beneficiary.  Each Optionee and Grantee may, with the
            --------------------------
            consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

17.   Effective  Date.  The effective  date of the Plan shall be the date of its
      ---------------
      adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present to be held within twelve (12) months of such adoption. No Options or Awards shall vest hereunder unless such Shareholder approval is obtained.

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                     PEAPACK-GLADSTONE FINANCIAL CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

      The undersigned hereby appoints John D. Kissel, James R. Lamb and Jack D. Stine, or any one of them, as Proxy, each with full power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Peapack-Gladstone Financial Corporation (the "Corporation"), standing in the undersigned's name at the Annual Meeting of Shareholders of the Corporation to be held on April 25, 2006 at 2:00 p.m. or any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to the meeting.

                                                                With-    For
                                                                hold     All
1. ELECTION OF THIRTEEN (13) DIRECTORS                  For   Authority Except
                                                        [_]      [_]     [_]

Anthony J. Consi, II   Pamela Hill        T. Leonard Hill        Frank A. Kissel
John D. Kissel         James R. Lamb      Edward A. Merton       F. Duffield Meyercord
John R. Mulcahy        Robert M. Rogers   Philip W. Smith, III   Craig C. Spengeman
Jack D. Stine


INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                        For  Against  Abstain
2. PROPOSAL TO APPROVE THE  CORPORATION'S  2006         [_]    [_]      [_]
   LONG-TERM STOCK INCENTIVE PLAN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This Proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION is made, this Proxy will be voted "FOR" the election of all thirteen nominees for Director.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.                      [_]

      Please sign exactly as names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full corporate names by President or other authorized officer. If a partnership or limited liability company, please sign in the entity name by an authorized person.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE &MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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